                                                                    Exhibit 10.3

                         RECEIVABLES PURCHASE AGREEMENT



                                     between



                               NATIONAL CITY BANK,

                                   as Seller,

                                       and



                     NATIONAL CITY VEHICLE RECEIVABLES INC.,

                                  as Depositor



                                Dated as of [___]

                                TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
                                    Article I
                               Certain Definitions


                                   Article II
                            Conveyance of Receivables

Section 2.01 Conveyance of Receivables.......................................................3
Section 2.02. The Closing....................................................................4

                                   Article III
                         Representations and Warranties

Section 3.01. Representations and Warranties of the Depositor................................4
Section 3.02. Representations and Warranties of the Seller...................................6

                                   Article IV
                                   Conditions

Section 4.01. Conditions to Obligation of the Depositor.....................................16
Section 4.02. Conditions to Obligation of the Seller........................................16

                                    Article V
                             Covenants of the Seller

Section 5.01. Protection of Right, Title and Interest.......................................18
Section 5.02. Other Liens or Interests......................................................18
Section 5.03. Costs and Expenses............................................................19
Section 5.04. Hold Harmless.................................................................19

                                   Article VI
                                 Indemnification

Section 6.01. Indemnification...............................................................20
Section 6.02. Contribution..................................................................22

                                   Article VII
                            Miscellaneous Provisions

Section 7.01. Obligations of Seller.........................................................23
Section 7.02. Repurchase Events.............................................................23
Section 7.03. Depositor Assignment of Repurchased Receivables...............................23
Section 7.04. Transfer to the Issuer........................................................23
Section 7.05. Amendment.....................................................................23
Section 7.06. Waivers.......................................................................24
Section 7.07. Notices.......................................................................24


Section 7.08. Costs and Expenses............................................................24
Section 7.09. Representations of the Seller and the Depositor...............................24
Section 7.10. Confidential Information......................................................25
Section 7.11. Headings and Cross-References.................................................25
Section 7.12. GOVERNING LAW.................................................................25
Section 7.13. Counterparts..................................................................25
Section 7.14. Third Party Beneficiary.......................................................25
Section 7.15. No Proceedings................................................................25


Exhibit A      Matters Addressed in Opinion of Seller's Counsel
Schedule I     Initial Data Schedule
Schedule II    Final Schedule of Receivables
Schedule III   Location of Receivable Files

        RECEIVABLES PURCHASE AGREEMENT dated as of [___], between NATIONAL CITY BANK, a national banking association as seller (the "Seller") and NATIONAL CITY VEHICLE RECEIVABLES INC, a Delaware corporation, as depositor (the "Depositor").

                                    RECITALS

        WHEREAS, in the regular course of its business, the Seller has originated or purchased certain [retail installment sales contracts, retail installment loans, purchase money notes or other notes] secured by [new and used automobiles, light-duty trucks, motorcycles, recreational vehicles, vans, minivans and/or sport utility vehicles].;

        WHEREAS, the Seller and the Depositor wish to set forth the terms pursuant to which such contracts and loan notes are to be sold by the Seller to the Depositor; and

        WHEREAS, the Depositor intends, concurrently with its purchase hereunder, to convey all of its right, title and interest in and to all of such contracts and loan notes to [ISSUER] (the "Issuer") pursuant to a Sale and Servicing Agreement dated as of [___] (the "Sale and Servicing Agreement"), by and among the Issuer, the Depositor, the Seller, National City Bank, as Servicer, Administrator and Custodian, and [INDENTURE TRUSTEE], as Indenture Trustee, and the Issuer intends to pledge all of its right, title and interest in and to such contracts and loan notes to the Indenture Trustee pursuant to the Indenture dated as of [___] (the "Indenture"), by and between the Issuer and the Indenture Trustee.

        NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   Article I

                               Certain Definitions

        Terms not defined in this Agreement shall have the meanings assigned thereto in the Sale and Servicing Agreement or the Indenture. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

        "8-K FILING" shall mean the filing by the Depositor, dated [___], with the United States Securities and Exchange Commission on Form 8-K concerning the Receivables listed on Schedule B hereto.

        "AGREEMENT" shall mean this Receivables Purchase Agreement, as the same may be amended and supplemented from time to time.

        "CONVEYED ASSETS" shall have the meaning set forth in Section 2.01.

        "DEPOSITOR" shall mean National City Vehicle Receivables Inc., a Delaware corporation, its successors and assigns.

        "INDENTURE" shall have the meaning set forth in the recitals.

        "LIEN CERTIFICATE" means with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

        "PROSPECTUS" shall have the meaning set forth in the Underwriting Agreement.

        "PROSPECTUS SUPPLEMENT" means the Prospectus Supplement dated [___] relating to [ISSUER].

        "RECEIVABLES" shall mean the Receivables listed on Schedule II hereto (which Schedule may be in the form of microfiche).

        "REGISTRAR OF TITLES" means with respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

        "REGISTRATION STATEMENT" means Registration Statement No. 333-[___] filed by the Depositor with the Securities and Exchange Commission in the form in which it became effective on [___].

        "REPURCHASE EVENT" shall have the meaning specified in Section 7.02.

        "SALE AND SERVICING AGREEMENT" shall have the meaning set forth in the recitals.

        "SCHEDULES OF RECEIVABLES" shall mean the lists of Receivables annexed hereto as Schedule I and Schedule II (which Schedules may be in the form of microfiche).

        "SELLER" shall mean National City Bank and its successors and assigns.

        "SUBSEQUENT RECEIVABLE" shall mean any Receivable originated after the Initial Cutoff Date.

        "TRANSFER DATE" shall mean the Closing Date.

        "UNDERWRITERS" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, [___] and [___].

        "UNDERWRITING AGREEMENT" means the Underwriting Agreement dated [___] relating to [ISSUER] between the Depositor and the Underwriters.

                                   Article II

                            Conveyance of Receivables

         Section  2.01. CONVEYANCE OF RECEIVABLES.

                  (a) In consideration of the Depositor's delivery to or upon the order of the Seller on the Closing Date of (i) $[___] (the "Purchase Price") and (ii) an uncertificated residual beneficial ownership interest in the Trust, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse (subject to the obligations of the Seller set forth herein) all right, title, and interest of the Seller in and to:

                           (i) the Receivables and all monies received thereon after the Initial Cutoff Date in the case of Receivables originated on or before the Initial Cutoff Date and all monies received thereon on or after the date of origination in the case of Receivables originated after the Initial Cutoff Date;

                           (ii) the security interests in the Financed Vehicles and any accessions thereto granted by the related Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

                           (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from insurance policies covering Financed Vehicles or Obligors;

                           (iv) [the amount of any remaining balance on a Receivable actually cancelled in accordance with the terms of any GAP protection applicable to such Receivable];

                           (v) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Seller;

                           (vi) all documents and other items contained in the Receivable Files;

                           (vii) all proceeds from any Receivable purchased or repurchased by a Dealer pursuant to a Dealer Agreement; and

                           (viii) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (vii) above, the "Conveyed Assets").

                  (b) The Seller and the Depositor intend that the transfer of assets by the Seller to the Depositor pursuant to this Agreement be a sale of the ownership interest in such assets to the Depositor, rather than the mere granting of a security interest to secure a borrowing. In the event, however, that such transfer is deemed not to be a sale but to be of a mere security interest to secure a borrowing, the Seller shall be deemed to have hereby granted to the Depositor a security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, which security interest shall be perfected and of first priority, and this Agreement shall constitute a security agreement under applicable law. Pursuant to the Sale and Servicing Agreement and Section 7.04 hereof, the Depositor may sell, transfer and assign to the Issuer (i) all or any portion of the assets assigned to the Depositor hereunder, (ii) all or any portion of the Depositor's rights against the Seller under this Agreement and (iii) all proceeds thereof. Such assignment may be made by the Depositor with or without an assignment by the Depositor of its rights under this Agreement, and without further notice to or acknowledgement from the Seller. The Seller waives, to the extent permitted under applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Depositor or any assignee of the Depositor relating to such action by the Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

        Section 2.02. THE CLOSING. The sale and purchase of the Receivables shall take place at a closing at [___] on the Closing Date, simultaneously with the closing under (a) the Sale and Servicing Agreement, (b) the Indenture and
(c) the Trust Agreement.

                                  Article III

                         Representations and Warranties

         Section 3.01. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor hereby represents and warrants as follows to the Seller and the Indenture Trustee as of the date hereof and the Transfer Date:

                  (a) ORGANIZATION AND GOOD STANDING. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

                  (b) DUE QUALIFICATION. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to acquire the Receivables or the validity or enforceability of the Receivables.

                  (c) POWER AND AUTHORITY. The Depositor has the corporate power and authority to execute, deliver and perform this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary corporate action.

                  (d) BINDING OBLIGATION. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

                  (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the charter or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, or violate any law, rules or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

                  (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened against the Depositor before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Depositor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Depositor is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Depositor is a party.

                  (g) NO CONSENTS. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

         Section  3.02. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

                  (a) The Seller hereby represents and warrants as follows to the Depositor and the Indenture Trustee as of the date hereof and as of the Transfer Date:

                           (i) ORGANIZATION AND GOOD STANDING. The Seller is a national banking association duly organized and validly existing as a banking institution under the laws of the United States and continues to hold a valid certificate to do business as such, and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly authorized to transact business and has obtained all necessary licenses and approvals, and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization.

                           (ii) POWER AND AUTHORITY. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and the other Basic Documents to which the Seller is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies and except as enforcement of such terms may be limited by receivership, conservatorship and supervisory powers of bank regulatory agencies generally.

                           (iii) NO VIOLATION. The execution, delivery and performance by the Seller of this Agreement and the other Basic Documents to which the Seller is a party will not violate any provision of any existing state, federal or, to the best knowledge of the Seller, local law or regulation or any order or decree of any court applicable to the Seller or any provision of the articles of association or incorporation or the bylaws of the Seller, or constitute a breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound or result in the creation or imposition of any lien upon any of the Seller's properties pursuant to any such mortgage, indenture, contract or other agreement (other than this Agreement).

                           (iv) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party,
         (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

                           (v) CHIEF EXECUTIVE OFFICE. The chief executive office of the Seller is located at 1900 East 9th Street, Cleveland, Ohio 44114.

                           (vi) NO CONSENTS. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

                           (vii) NO NOTICE. The Seller represents and warrants that it acquired title to the Receivables in good faith, without notice of any adverse claim.

                           (viii) BULK TRANSFER. The Seller represents and warrants that the transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                           (ix) SELLER INFORMATION. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the

         Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

                           (x) ORDINARY COURSE. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller's business.

                           (xi) SOLVENCY. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Receivables, nor does the Seller anticipate any pending insolvency.

                           (xii) LEGAL COMPLIANCE. The Seller is not in violation of, and the execution and delivery by the Seller of this Agreement and the other Basic Documents to which the Seller is a party and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties under the Basic Documents.

                           (xiii) CREDITORS. The Seller did not sell the Receivables to the Depositor with any intent to hinder, delay or defraud any of its creditors.

                  (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Depositor relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Transfer Date, but shall survive the sale, transfer and assignment of the Receivables to the Depositor, the subsequent sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

                           (i) CHARACTERISTICS OF RECEIVABLES. Each Receivable
         (A) was originated in the United States of America by the Seller or by a Dealer located in the United States of America for the retail sale of a Financed Vehicle, in each case, in the ordinary course of the applicable Dealer's business in accordance with the Seller's credit policies as of the date of origination or acquisition of the related Receivable, is payable in United States dollars, has been fully and properly executed by the parties thereto, has been originated by the Seller through or purchased by the Seller from such Dealer under an existing Dealer Agreement (or approved form of assignment) and, in the case of each Receivable originated by a Dealer and sold to the Seller, has been validly assigned by such Dealer to the Seller, (B) has created or shall create a valid, subsisting and enforceable first priority perfected security interest in favor of the Seller in the Financed Vehicle, which security interest is assignable by the Seller and reassignable by the assignee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) provides for fixed level monthly payments (provided that the payment in the last month of the term of the Receivable may be minimally different from the level scheduled payments) that fully amortize the Amount Financed by maturity and yield interest at the APR and (E) amortizes using the simple interest method.

                           (ii) COMPLIANCE WITH LAW. Each Receivable complied at the time it was originated or made, and at the Closing Date complies, in all material respects with all requirements of applicable federal, state and, to the best knowledge of the Seller, local laws, rulings and regulations thereunder.

                           (iii) BINDING OBLIGATION. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and
         (B) as such Receivable may be modified by the application after the Transfer Date of the Soldiers and Sailors Civil Relief Act of 1940, as amended.

                           (iv) NO GOVERNMENT OBLIGOR. No Receivable is due from the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

                           (v) OBLIGOR BANKRUPTCY. To the best of the Seller's knowledge, at the Cutoff Date with respect to the Initial Receivables and at the Subsequent Cutoff Date with respect to the Subsequent Receivables, no Obligor is or has been, since the origination of the related Receivable, the subject of a bankruptcy proceeding.

                           (vi) SCHEDULES OF RECEIVABLES. With respect to the Receivables, the information set forth in Schedule II to this Agreement is true and correct in all material respects as of the close of business on the Closing Date.

                           (vii) MARKING RECORDS. By the Transfer Date, the Seller will have caused its computer and accounting records relating to each Receivable to be marked to show that the Receivables have been sold to the Depositor by the Seller and transferred and assigned by the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture.

                           (viii) COMPUTER TAPE. The computer tape regarding the receivables listed on Schedule I hereto made available by the Seller to the Depositor for use in preparing the Prospectus Supplement was complete and accurate in all material respects as of the Initial Cutoff Date and as of the date of the Prospectus Supplement and the computer tape regarding the Receivables to be made available by the Seller to the Depositor for use in preparing the 8-K Filing and Schedule II hereto is complete and accurate in all material respects as of the Closing Date.

                           (ix) NO ADVERSE SELECTION. No selection procedures believed by the Seller to be adverse to the Noteholders or the Certificateholders were utilized in selecting the Receivables.

                           (x) CHATTEL PAPER. Each Receivable constitutes chattel paper within the meaning of the UCC as in effect in the State of origination.

                           (xi) ONE ORIGINAL. There is only one original executed copy of each Receivable.

                           (xii) RECEIVABLES IN FORCE. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien of the related Receivable in whole or in part. None of the terms of any Receivable has been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the related Receivable File; and no Receivable has been granted an extension except as noted in the servicing records of such Receivable and each such extension has been granted in accordance with the Seller's extension policy set forth in Exhibit D-1 to the Sale and Servicing Agreement. No Receivable has been modified as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                           (xiii) LAWFUL ASSIGNMENT. No Receivable has been originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or the Sale and Servicing Agreement, as applicable, or the pledge of such Receivable under the Indenture.

                           (xiv) TITLE. It is the intention of the Seller that the transfers and assignments herein contemplated constitute sales of the Receivables from the Seller to the Depositor and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the appointment of a receiver or conservator for the Seller under any receivership, bankruptcy law, insolvency or banking law. Immediately prior to the Closing Date, no Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than to the Depositor or pursuant to this Agreement. Immediately prior to the transfers and assignments herein contemplated, the Seller has good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the transfer thereof, the Depositor shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof from the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and the representations and warranties of the Depositor set forth therein, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the pledge thereof from the Issuer to the Indenture Trustee in accordance with the terms of the Indenture, the Indenture Trustee shall have a first priority perfected security interest in each Receivable.

                           (xv) SECURITY INTEREST IN FINANCED VEHICLE.
         Immediately prior to its sale, assignment and transfer to the Depositor pursuant to this Agreement, each Receivable is secured by a first priority perfected security interest in the related Financed

         Vehicle in favor of the Seller as secured party, or all necessary and appropriate actions have been commenced that will result in the valid perfection of a first priority security interest in such Financed Vehicle in favor of the Seller as secured party. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle such Lien Certificate shall be received within 120 days of the Closing Date and shall show, the Seller or its predecessor in interest named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. Each Dealer's security interest in any Receivable originated by such Dealer has been validly assigned by the Dealer to the Seller. The Seller's security interest has been validly assigned to the Depositor pursuant to this Agreement.

                           (xvi) ALL FILINGS MADE. All filings (including UCC filings) required to be made in any jurisdiction to give the Issuer a first perfected ownership interest in the Receivables and the Indenture Trustee a first priority perfected security interest in the Receivables have been made or will be made on the Closing Date.

                           (xvii) NO DEFENSES. No Receivable is subject to any right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, whether arising out of transactions concerning the Receivable or otherwise, and the operation of any terms of the Receivable or the exercise by the Seller or the Obligor of any right under the Receivable will not render the Receivable unenforceable in whole or in part, and no such right of rescission, setoff, counterclaim, dispute or defense, including the defense of usury, has been asserted with respect thereto.

                           (xviii) NO DEFAULT. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 29 days) as of the Cutoff Date, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. On or prior to the applicable Transfer Date, no Financed Vehicle has been repossessed.

                           (xix) INSURANCE. The Seller, in accordance with its customary procedures, has required that the Obligor obtains physical damage insurance covering each Financed Vehicle (i) in an amount at least equal to the lesser of (a) the actual cash value of the related Financed Vehicle or (b) the unpaid principal balance owing on such Receivable, (ii) naming the Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and, under the terms of the related Receivable, the Obligor is required to maintain such insurance.

                           (xx) FINAL SCHEDULED MATURITY DATE. No Receivable has a final scheduled payment date later than six months prior to the Certificate Final Scheduled Distribution Date.

                           (xxi) CERTAIN CHARACTERISTICS OF THE RECEIVABLES. As of the Initial Cutoff Date (in the case of the Initial Receivables) or the date of origination (in the case of the Subsequent Receivables), as applicable, (A) each Receivable had an original maturity of not less than 12 or more than 84 months and (B) no Receivable was more than 30 days past due.

                           (xxii) NO FOREIGN OBLIGOR. All of the Receivables are due from Obligors who are citizens, or legal resident aliens, of the United States of America.

                           (xxiii) NO EXTENSIONS. The number or timing of scheduled payments has not been changed on any Receivable on or before the Closing Date, except as reflected on the computer tape delivered in connection with the sale of the Receivables.

                           (xxiv) SCHEDULED PAYMENTS. Each Receivable had a first scheduled payment due on or prior to 67 calendar days after the Closing Date. Each Obligor has been instructed to make all scheduled payments to the Seller. To the best knowledge of the Seller, each Obligor has paid the entire down payment called for by the contract.

                           (xxv) NO FLEET SALES. None of the Receivables have been included in a "fleet" sale (i.e., a sale to any single Obligor of more than seven Financed Vehicles).

                           (xxvi) RECEIVABLE FILES COMPLETE. There exists a Receivable File pertaining to each Receivable and such Receivable File contains, without limitation, (A) a fully executed original of the Receivable, (B) the original Lien Certificate together with such other documents that the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle, and (C) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle. Each of such documents that is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form described in clauses (A), (B) and (C) above have been properly filled in and each form has otherwise been correctly prepared in all material respects. Notwithstanding the above, the complete Receivable File for each Receivable, (x) shall fulfill the documentation requirements of the Seller's credit policies as in effect on the date of origination of such Receivable and (y) is in possession of the Servicer or the Custodian, as applicable, on the Transfer Date. The blanket power of attorney granted to the Indenture Trustee, a security agreement and the original Lien Certificate are the only documents necessary to permit the Indenture Trustee to submit the Lien Certificate for each Financed Vehicle for retitling in the name of the Indenture Trustee as secured party in the event such retitling were required or otherwise permitted under the Basic Documents.

                           (xxvii) NO FRAUD OR MISREPRESENTATION. Each
         Receivable that was originated by a Dealer and was sold by the Dealer to the Seller, to the best of the Seller's knowledge, was so originated and sold without fraud or misrepresentation on the part of such Dealer in either case.

                           (xxviii) RECEIVABLES NOT ASSUMABLE. No Receivable is assumable by another person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

                           (xxix) TAX LIENS. To the best of the Seller's knowledge, there is no Lien against any Financed Vehicle for delinquent taxes.

                           (xxx) NO IMPAIRMENT. The Seller has not done anything to convey any right to any person that would result in such person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

                           (xxxi) SERVICING. Each Receivable has been serviced in conformity with all applicable laws, rules and regulation and in conformity with the Seller's policies and procedures which are consistent with customary, prudent industry standards.

                           (xxxii) CORPORATE OBLIGORS. Less than [___]% of the Receivables are due from Obligors who are not natural persons.

                           (xxxiii) NO LIENS. No Liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the related Receivable.

                           (xxxiv) APR. No Receivable has an APR of less than [___]% and the weighted average coupon on the pool of Receivables is at least [___]%.

                           (xxxv) REMAINING TERM. Each Receivable has a remaining term of at least three months and no more than 72 months.

                           (xxxvi) SEASONING. The weighted average number of months since the initial installment due date for the Receivables is at least [___] months.

                           (xxxvii) REMAINING BALANCE. Each Receivable has a remaining balance of at least $[___] and no more than $[___].

                           (xxxviii) NEW VEHICLES. At least [___]% of the aggregate principal balance of the Receivables is secured by Financed Vehicles which were new at the date of origination.

                           (xxxix) INITIAL PAYMENT. The Obligor with respect to each Receivable originated prior to [___] has made at least one scheduled payment.

                           (xl) NO PROCEEDINGS. As of the Transfer Date, there are no proceedings pending, nor to the best of the Seller's knowledge, threatened, wherein the Obligor or any governmental agency has alleged that any Receivable is illegal or unenforceable.

                           (xli) DEALER AGREEMENT. Each Dealer from whom the Seller purchases Receivables directly has entered into a Dealer Agreement with the Seller providing for the sale of Receivables from time to time by such Dealer to the Seller or uses an approved form of assignment. Each Dealer Agreement and assignment form is substantially in the form attached to the Sale and Servicing Agreement as Exhibit D, except for immaterial modifications or deviations from the Dealer Agreement or assignment form. Such modifications and deviations from the Dealer Agreement or assignment form will not have a material adverse effect on the Noteholders or Certificateholders. Such Dealer Agreement and/or the assignment and related documentation signed by or provided to the Dealer, constitutes the entire agreement between the Seller and the related Dealer with respect to the sale of such Receivable to the Seller. Each applicable Dealer Agreement and form of assignment is in full force and effect, there have been no material defaults by the Seller under such Dealer Agreement; the Seller has fully performed all of its obligations under such Dealer Agreement or form of assignment; the Seller has not made any statements or representations to such Dealer (whether written or oral) inconsistent with any term of such Dealer Agreement or form of assignment; the purchase price for such Receivable has been paid in full, other than any dealer reserve, by the Seller; and any payment owed to such Dealer by the Seller is a corporate obligation of the Seller.

                           (xlii) SELLER'S OBLIGATIONS. The Seller has duly fulfilled all obligations to be fulfilled on its part under or in connection with the origination, acquisition and/or assignment of the Receivables.

                           (xliii) NO CONSENT. To the best of the Seller's knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Depositor or the Trust or the pledge of the Receivables by the Trust to the Indenture Trustee.

                           (xliv) NO TRANSFER TAXES. The sale, transfer, assignment and conveyance of the Receivables by the Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller, the Issuer or the Indenture Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have been or will be paid by the Seller as due. In the event the Issuer or the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Receivables, on written demand by the Issuer or the Indenture Trustee, or upon the Seller's otherwise being given notice thereof by the Issuer or the Indenture Trustee, the Seller shall pay, and otherwise indemnify and hold the Issuer and the Indenture Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Noteholders, the Indenture Trustee and the Issuer shall have no obligation to pay such Transfer Taxes).

                           (xlv) OTHER RECEIVABLES. Neither the Obligor on any Receivable nor any of its affiliates is the obligor on Receivables with an aggregate principal amount representing more than [___]% of the Original Pool Balance.

                           (xlvi) AGGREGATE BALANCE. The Original Pool Balance is equal to $[___].

                           (xlvii) GEOGRAPHIC DISTRIBUTION. As of the Initial Cutoff Date [___]%, [___]%, [___]%, [___]%, [___]% and [___]% of the
         Receivables (based on principal balance and location of the applicable Dealer) were located in [___], [___], [___], [___], [____] and [___], respectively.

                           (xlviii) NO ADVANCES. No advances have been made to Obligors in order to meet any representation or warranty herein set forth; provided, however, that Receivables may have had up to three extensions prior to the Cutoff Date, subject to the following: (A) each such extension was made in conformity with the Extension Policy and (B) each extended Receivable satisfies in all material respects all applicable requirements under the Seller's credit and collection policies as of the date of its origination.

                           (xlix) AMOUNT FINANCED. At the time each Receivable was originated, the Amount Financed was fully disbursed. There is no requirement for future advances of principal thereunder, and all fees and expenses in connection with the origination of such Receivable have been paid.

                              (l) OFFICIAL RECORD. This Agreement is and shall remain at all times prior to the termination hereof an official record of the Seller as referred to in Section 13(e) of the Federal Deposit Insurance Act, as amended by 12 U.S.C. Section 1823(e).

                              (li) NO CONSUMER LEASES. No Receivable constitutes a "consumer lease" under either (a) the UCC as in effect in the jurisdiction whose law governs the Receivable or (b) the Consumer Leasing Act, 15 USC 1667.

                                   Article IV

                                   Conditions

         Section 4.01. CONDITIONS TO OBLIGATION OF THE DEPOSITOR. The obligation of the Depositor to purchase the Receivables is subject to the satisfaction of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Seller hereunder shall be true and correct in all material respects on the Transfer Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

                  (b) COMPUTER FILES MARKED. The Seller shall, at its own expense, on or prior to the Transfer Date, indicate in its computer files that the Receivables have been sold to the Depositor pursuant to this Agreement and deliver to the Depositor the Schedules of Receivables, certified by the Seller's President, Vice President or Treasurer to be true, correct and complete.

                  (c) DOCUMENTS TO BE DELIVERED BY THE SELLER ON THE TRANSFER
DATE:

                           (i) RESERVED.

                           (ii) EVIDENCE OF UCC FILING. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each of the State of [___] and [____] County [___], executed by the Seller, as seller or debtor, and naming the Depositor, as secured party, describing the Receivables and the other assets assigned to the Depositor pursuant to Section 2.01, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables and such other assets to the Depositor. The Seller shall deliver to the Depositor a file-stamped copy or other evidence satisfactory to the Depositor of such filing on or prior to the Transfer Date.

                           (iii) OPINIONS OF SELLER'S COUNSEL. On or prior to the Closing Date, the Depositor shall have received the opinions of counsel to the Seller, in form and substance satisfactory to the Depositor, as to the matters set forth in Exhibit A hereto and such other matters as the Depositor has heretofore requested or may reasonably request.

                           (iv) OTHER DOCUMENTS. Such other documents as the Depositor may reasonably request.

                  (d) OTHER TRANSACTIONS. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Transfer Date shall be consummated on such date.

         Section 4.02. CONDITIONS TO OBLIGATION OF THE SELLER. The obligation of the Seller to sell the Receivables to the Depositor is subject to the satisfaction of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Depositor hereunder shall be true and correct on the Transfer Date with the same effect as if then made, and the Depositor shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

                  (b) RECEIVABLES PURCHASE PRICE. On the Transfer Date, the Depositor shall have delivered to the Seller the purchase price specified in
Section 2.01 hereof.

                  (c) OPINION OF COUNSEL. The Depositor shall have furnished to the Seller an Opinion of Counsel, dated the Closing Date, to the effect that:

                           (i) the Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) each of this Agreement, the Sale and Servicing Agreement and the Trust Agreement has been duly authorized, executed and delivered by the Depositor and constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, receivership, conservatorship or similar laws relating to or affecting creditors' rights generally or the rights of creditors, or of the FDIC as insurer, regulator, conservator or receiver, of banks the accounts of which are insured by the FDIC in particular and except that such counsel need express no opinion as to the availability of equitable remedies or the enforceability of rights of indemnification for violations of federal securities laws;

                           (iii) no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein or in this Agreement, the Sale and Servicing Agreement, the Trust Agreement or the Indenture (collectively, the "Basic Documents"), except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Notes and Certificates by the Underwriters, the filing of the UCC-1 financing statements relating to the conveyance of the Receivables and the other Trust Property by the Seller to the Depositor and of the Receivables and the other Trust Property by the Depositor to the Trust and by the Trust to the Indenture Trustee for the benefit of the Noteholders and the filing of the UCC-1 financing statements relating to the security interests in the Eligible Investments included in the Reserve Account, and such other approvals (which shall be specified in such opinion) as have been obtained and such filings as have been made or are in the process of being made; and

                           (iv) none of the issue and sale of the Notes and Certificates, the execution and delivery of this Agreement, the Sale and Servicing Agreement, the Trust Agreement or this Agreement, the consummation of any other of the transactions herein or therein contemplated or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under, the charter or bylaws of the Depositor or the terms of any indenture or other agreement or instrument known to such counsel and to which the Depositor is a party or by which it is bound, or any judgment, order or decree known to such counsel to be applicable to the Depositor of any court, regulatory body, administrative agency, governmental body, or arbitrator having jurisdiction over the Depositor.

                  (d) OTHER TRANSACTIONS. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Transfer Date shall be consummated on such date.

                                   Article V

                             Covenants of the Seller

        The Seller agrees with the Depositor and the Indenture Trustee as follows:

         Section 5.01. PROTECTION OF RIGHT, TITLE AND INTEREST.

                  (a) FILINGS. The Seller shall cause at its own expense all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Seller, the Depositor, the Trust and the Indenture Trustee, respectively, in and to the Receivables and the other property included in the Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Depositor hereunder, the Trust under the Sale and Servicing Agreement and the Indenture Trustee under the Indenture in and to the Receivables and the other property included in the Trust Estate. The Seller shall deliver to the Depositor and the Indenture Trustee file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Depositor shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

                  (b) NAME CHANGE. If the Seller makes any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Depositor, the Indenture Trustee and the Owner Trustee written notice thereof at least 45 days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Depositor's interest in the property conveyed pursuant to
Section 2.01.

         Section 5.02. OTHER LIENS OR INTERESTS. Except for the conveyances hereunder and pursuant to the Basic Documents, the Seller shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume, or suffer to exist any Lien on, or any interest in, to or under the Receivables, and the Seller shall defend the right, title and interest of the Depositor, the Trust and the Indenture Trustee in, to and under the Receivables against all claims of third parties claiming through or under the Seller.

         Section 5.03. COSTS AND EXPENSES. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties claiming through or under the Seller, of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the other property included in the Trust Estate.

         Section 5.04. HOLD HARMLESS. The Seller shall protect, defend, indemnify and hold the Depositor, the Issuer, the Underwriters and their respective assigns and their employees, officers, directors and agents harmless from and against all losses, liabilities, claims and damages of every kind and character, including any legal or other expenses reasonably incurred, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (ii) any legal action, including, without limitation, any counterclaim, that has either been settled by the litigants or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (iii) any actions or omissions of the Seller occurring prior to the Transfer Date with respect to any of the Receivables or Financed Vehicles or (iv) any failure of a Receivable to be originated in compliance with all applicable requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

                                   Article VI

                                 Indemnification

         Section  6.01. INDEMNIFICATION.

                  (a) The Seller agrees to indemnify and hold harmless the Depositor and each Underwriter, each of their respective directors, each officer of the Depositor who signed the Registration Statement, and each person or entity who controls the Depositor or any Underwriter or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor or any Underwriter, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor and each Underwriter, and each such controlling person for any legal or other expenses reasonably incurred by the Depositor or such Underwriter or such controlling person in connection with investigating or defending any such loss, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Seller contained in (i) the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or (ii) the Seller Collateral Information (as defined below) or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or Seller Collateral Information, in the light of the circumstance under which they were made, not misleading, but, in each case, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement under the captions: "SUMMARY OF TERMS OF THE CERTIFICATES - Composition of the Receivables"; "RISK FACTORS"; "NATIONAL CITY BANK"; and "THE RECEIVABLES POOL"; and in the Base Prospectus under the caption "NATIONAL CITY BANK'S ORIGINATION AND SERVICING PROCEDURES" (such information, the "Seller Information"). This indemnity agreement will be in addition to any liability which the Seller may otherwise have to the Depositor or the Underwriters or any affiliate thereof pursuant to Section 5.04 of this Agreement or otherwise. The Seller shall not be liable to the Depositor or the Underwriters for Seller Collateral Information with respect to any untrue statement or alleged untrue statement or omission or alleged omission (a "Pool Error") contained on any tape that is Seller Collateral Information if such Pool Error was corrected in a tape subsequently provided to the Depositor by the Seller prior to the date of the Prospectus Supplement. "Seller Collateral Information" as used herein means the information contained on any computer tape furnished to the Depositor by the Seller concerning the Receivables or other assets comprising the Trust, including the computer tapes referenced in Section 3.02(b)(viii).

                  (b) The Depositor agrees to indemnify and hold harmless the Seller and each person who controls the Seller within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller and each such controlling person for any legal or other expenses reasonably incurred by the Seller or such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the Prospectus or any amendment or supplement to the Prospectus Supplement or the Prospectus or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or the Prospectus or any amendment or supplement to the Prospectus Supplement, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement or the Prospectus other than the Seller Information and except to the extent that any untrue statement or alleged untrue statement or omission or alleged omission relates to any inaccuracy contained or omission from Seller Collateral Information with respect to which any Pool Error was not corrected prior to the date of the Prospectus Supplement or the Prospectus. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

                  (c) Promptly after receipt by any indemnified party under this
Article VI of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article VI, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article VI except to the extent it has been materially prejudiced by such failure; provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article VI.

                  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Article VI for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                  Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is appropriate for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Depositor, if the indemnified parties under this Article VI consist of the Depositor, or by the Seller, if the indemnified parties under this Article VI consist of the Seller.

               Each indemnified party, as a condition of the indemnity agreements contained in Section 6.01(a) and (b), shall use its commercially reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         Section 6.02. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article is for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Depositor, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller and the Depositor in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Depositor on the other from the sale of the Receivables such that the Depositor is responsible for that portion represented by the underwriting discount set forth on the cover page of the Prospectus Supplement, and the Seller shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Depositor within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Depositor and each person, if any, who controls the Seller within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Seller. Notwithstanding anything in this Section 6.02 to the contrary, the Depositor shall not be required to contribute an amount in excess of the amount of the underwriting discount appearing on the cover page of the Prospectus Supplement.

                                  Article VII

                            Miscellaneous Provisions

         Section 7.01. OBLIGATIONS OF SELLER. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

         Section 7.02. REPURCHASE EVENTS. The Seller hereby covenants and agrees with the Depositor for the benefit of the Depositor, the Indenture Trustee, the Issuer, the Owner Trustee, the Certificateholders and the Noteholders that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(b) that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, shall constitute an event obligating the Seller to repurchase the Receivables to which such failure or breach is applicable (each, a "Repurchase Event"), at the Purchase Amount, from the Depositor or from the Issuer, as applicable, unless any such failure or breach shall have been cured by the last day of the first Collection Period commencing after the discovery or notice thereof by or to the Seller or the Servicer.

         Section 7.03. DEPOSITOR ASSIGNMENT OF REPURCHASED RECEIVABLES. With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Depositor shall assign, without recourse, representation or warranty, to the Seller all of the Depositor's right, title and interest in and to such Receivables and all security and documents relating thereto.

         Section 7.04. TRANSFER TO THE ISSUER. The Seller acknowledges and agrees that (1) the Depositor will, pursuant to the Sale and Servicing Agreement, transfer and assign the Receivables and assign its rights under this Agreement with respect thereto to the Issuer and, pursuant to the Indenture, the Issuer will pledge the Receivables to the Indenture Trustee, and (2) the representations and warranties contained in this Agreement and the rights of the Depositor under this Agreement, including under Section 7.02, are intended to benefit the Issuer, the Noteholders and the Certificateholder. The Seller hereby consents to such transfers and assignments and agree that enforcement of a right or remedy hereunder by the Indenture Trustee, the Owner Trustee or the Issuer shall have the same force and effect as if the right or remedy had been enforced or executed by the Depositor.

         Section 7.05. AMENDMENT. This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, but without the consent of the Noteholders or the Certificateholders, by a written amendment duly executed and delivered by the Seller and the Depositor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided that such amendment shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interest of any Noteholder or Certificateholder; provided further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings of then assigned to the Notes and the Certificates. This Agreement may also be amended by the Seller and the Depositor, with prior written notice to the Rating Agencies and the prior written consent of [Holders of Notes evidencing at least a majority of the Outstanding Amount of the Class [A] Notes, Holders of Class [B] Notes evidencing at least a majority of the Class [B] Note Balance and Holders of Class [C] Certificates evidencing at least a majority of the Class [C] Certificate Balance (excluding, for purposes of this Section 7.05, Certificates held by the Seller or any of its affiliates)], for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of

Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of [the Class [A] Notes, the Class [B] Notes or the Class [C] Certificates] that is required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Certificates.

         Section 7.06. WAIVERS. No failure or delay on the part of the Depositor, the Issuer or the Indenture Trustee in exercising any power, right or remedy under this Agreement or the Bill of Sale shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         Section 7.07. NOTICES. All demands, notices and communications under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to 1900 East 9th Street, Cleveland, Ohio 44114, Attention: David L. Zoeller.; (b) in the case of the Servicer, Administrator and Custodian, to 1900 East 9th Street, Cleveland, Ohio 44114, Attention: David L. Zoeller, (c) in the case of the Seller, 1900 East 9th Street, Cleveland, Ohio 44114, Attention:
David L. Zoeller; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement);
(e) in the case of [RATING AGENCY], to [ADDRESS], Attention: [___], and (f) in the case of [RATING AGENCY], to [ADDRESS], Attention: [___]; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 7.08. COSTS AND EXPENSES. The Seller shall pay all expenses incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Depositor, in connection with the perfection of the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder as contemplated by the Basic Documents.

         Section 7.09. REPRESENTATIONS OF THE SELLER AND THE DEPOSITOR. The respective agreements, representations, warranties and other statements by the Seller and the Depositor set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.02 and the transfers and assignments referred to in Section 7.04.

         Section 7.10. CONFIDENTIAL INFORMATION. The Depositor agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors or any other personally identifiable information of an Obligor, except in connection with the enforcement of the Depositor's rights hereunder, under the Receivables, under the Sale and Servicing Agreement or any other Basic Document, or as required by any of the foregoing or by law.

         Section 7.11. HEADINGS AND CROSS-REFERENCES. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to section names or numbers are to such Sections of this Agreement.

         Section 7.12. GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES

HEREUNDER OR THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 7.14. THIRD PARTY BENEFICIARY. The Indenture Trustee is an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement as if it were a party hereto.

         Section 7.15. NO PROCEEDINGS. So long as this Agreement is in effect, and for one year plus one day following its termination, each of the Seller and the Depositor agrees that it will not file any involuntary petition or otherwise institute any bankruptcy, reorganization arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy law or similar law against the Trust.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

                          NATIONAL CITY BANK, as Seller

                          By:
                              -----------------------------------------
                              Name:
                              Title:


                          NATIONAL CITY VEHICLE RECEIVABLES INC.,
                              as Depositor

                          By:
                              -----------------------------------------
                              Name:
                              Title:

                                    EXHIBIT A

                MATTERS ADDRESSED IN OPINION OF SELLER'S COUNSEL



 [As set forth in Section 8(e) and Section 8(k) of the Underwriting Agreement.]

                                   SCHEDULE I

                              Initial Data Schedule
                              ---------------------

                      [On file with the Indenture Trustee]

                                   SCHEDULE II

                          Final Schedule of Receivables
                          -----------------------------

                      [On file with the Indenture Trustee]

                                  SCHEDULE III

                          Location of Receivable Files
                          ----------------------------


[---]